SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               November 5, 1999


               Prudential Securities Secured Financing Corporation
               ---------------------------------------------------
               (as Depositor under a Trust Agreement dated as of
                     September 1, 1999, providing for the
            establishment of the ABFS Mortgage Loan Trust 1999-3)


              Prudential Securities Secured Financing Corporation
              ---------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



      Delaware                   333-75489               13-3526694
---------------------------      ----------              --------------
(State or Other Jurisdiction     (Commission             (I.R.S. Employer
   Of Incorporation)             File Number)          Identification No.)



  One New York Plaza
  New York, New York                                          10292
--------------------------                                  ---------
(Address of Principal Executive                            (Zip Code)
  Offices)


      Registrant's telephone number, including area code: (214) 778-1000

                                   No Change
                    -------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Item 2.  Acquisition or Disposition of Assets
                  ------------------------------------

         On November 5, 1999, ABFS Mortgage Loan Trust 1999-3 acquired $60,364,496.90 aggregate principal amount of Subsequent Mortgage Loans in accordance with the to the terms of Section 2.02 of the Sale and Servicing Agreement, dated as of September 1, 1999, by and among Prudential Securities Secured Financing Corporation, as depositor (the "Depositor"), ABFS Mortgage Loan Trust 1999-3, as issuer (the "Issuer"), American Business Credit, Inc., as servicer (the "Servicer"), Chase Bank of Texas, N.A., as collateral agent (the "Collateral Agent") and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee). Such acquisition was made pursuant to a Subsequent Contribution Agreement, dated as of November 5, 1999 (the "Subsequent Contribution Agreement") between the issuer and the Trust and in accordance with the criteria for subsequent acquisition of Mortgage Loans set forth in
Section 2.14 of the Indenture, dated September 1, 1999 (the "Indenture") between the Issuer and the Indenture Trustee. $51,151,992.40 aggregate principal amount of such newly-acquired Mortgage Loans are included in Pool 1 and $9,212,504.50 aggregate principal amount of such newly-acquired Mortgage Loans are included in Pool 2 and possess the characteristics required by the Indenture and the Prospectus Supplement dated September 17, 1999. Such Prospectus Supplement was filed pursuant to Rule 424(b)(5 of the Securities Act of 1933, as amended, on September 28, 1999.

            Item 7. Financial Statements; PRO FORMA Financial Information and Exhibits
                     -----------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  4.1 Subsequent Contribution Agreement, dated as of November 5, 1999, by and between Prudential Securities Secured Financing Corporation, as Depositor, and the ABFS Mortgage Loan Trust 1999-3, as Issuer.

                  99.1 Related Computational Materials - Statistical Characteristics of Subsequent Mortgage Loans by Pool.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRUDENTIAL SECURITIES SECURED
                                   FINANCING CORPORATION



                                   By:  /s/ Evan Mitnick
                                        ---------------------------
                                        Name:  Evan Mitnick
                                        Title:  Vice President



Dated:  November 5, 1999

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                Description                             Page No.
----------                 -----------                             ---------


 4.1           Subsequent Contribution Agreement, dated as of
               November 5, 1999, by and between Prudential
               Securities Secured Financing Corporation, as Depositor,
               and the ABFS Mortgage Loan Trust 1999-3, as Issuer.      6

99.1           Related Computational Materials -- Statistical
               Characteristics of Subsequent Mortgage Loans by Pool.

                EXHIBIT 99.1 RELATED COMPUTATIONAL MATERIALS --
       STATISTICAL CHARACTERISTICS OF SUBSEQUENT MORTGAGE LOANS BY POOL



                     [To be filed on Form SE pursuant to a
                        continuing hardship exemption]

                       SUBSEQUENT CONTRIBUTION AGREEMENT

         This SUBSEQUENT CONTRIBUTION AGREEMENT, dated as of November 5, 1999 (the "Subsequent Transfer Date"), is entered into by and between PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as depositor (the "Depositor"), and the ABFS MORTGAGE LOAN TRUST 1999-3 (the "Trust").

                             W I T N E S S E T H:

         Reference is hereby made to (x) that certain Sale and Servicing Agreement, dated as of September 1, 1999 (the "Sale and Servicing Agreement"), by and among the Depositor and the Trust, and (y) that certain Indenture, dated as of September 1, 1999 (the "Indenture"), by and between the Trust and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"). Pursuant to the Sale and Servicing Agreement, the Depositor has agreed to sell, assign and transfer, and the Trust has agreed to accept, from time to time, Subsequent Mortgage Loans (as defined below). The Sale and Servicing Agreement provides that each such sale of Subsequent Mortgage Loans be evidenced by the execution and delivery of a Subsequent Contribution Agreement such as this Subsequent Contribution Agreement.

         The assets sold to the Trust pursuant to this Subsequent Contribution Agreement consist of (a) the Subsequent Mortgage Loans in Pool I and Pool II listed in the Mortgage Loan Schedule attached hereto (including property that secures a Subsequent Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Collateral Agent, on behalf of the Indenture Trustee, including all payments of principal received, collected or otherwise recovered after the Subsequent Cut-Off Date for each Subsequent Mortgage Loan, all payments of interest accruing on each Subsequent Mortgage Loan after the Subsequent Cut-Off Date therefor whenever received and all other proceeds received in respect of such Subsequent Mortgage Loans, (b) the Insurance Policies relating to the Subsequent Mortgage Loans, and (c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards.

         The "Subsequent Mortgage Loans" are those listed on the Schedule of Mortgage Loans attached hereto. The Aggregate Principal Balance of such Subsequent Mortgage Loans as of the Subsequent Cut-Off Date is $51,151,992.40 in Pool I and $9,212,504.50 in Pool II.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. For the purposes of this Subsequent
                    -----------
Contribution Agreement, capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in Appendix I to the Indenture.

         Section 2. Sale, Assignment and Transfer. In consideration
                    -----------------------------
of the receipt of $60,364,494.34 (such amount being approximately 100% of the Aggregate Principal Balance of the Subsequent Mortgage Loans) from the Trust, the Depositor hereby sells, assigns and transfers to the Trust, without recourse, all of its right, title and interest in, to, and under the Subsequent Mortgage Loans and related assets described above, whether now existing or hereafter arising.

         In connection with such sale, assignment and transfer, the Originators and the Unaffiliated Seller shall satisfy the document delivery requirements set forth in Section 2.05 of the Sale and Servicing Agreement with respect to each Subsequent Mortgage Loan.

         Section 3. Representations and Warranties Concerning the
                    --------------------------------------------
Subsequent Mortgage Loans. With respect to each Subsequent Mortgage Loan, the
-------------------------
Depositor hereby assigns each of the representations and warranties made by the Originators and the Unaffiliated Seller in Section 3 of the Subsequent Transfer Agreement, on which the Trust relies in accepting the Subsequent Mortgage Loans. Such representations and warranties speak as of the Subsequent Transfer Date unless otherwise indicated, and shall survive each sale, assignment, transfer and conveyance of the respective Subsequent Mortgage Loans to the Trust.

         Section 4. Repurchase of Subsequent Mortgage Loans. Upon
                    ---------------------------------------
discovery by any of the Depositor, the Unaffiliated Seller, an Originator, the Indenture Trustee, the Servicer (on behalf of the Trust), the Note Insurer or any Noteholder of a breach of any of the representations and warranties made by the Originators and the Unaffiliated Seller pursuant to Section 3.03 of the Unaffiliated Seller's Agreement or this Section 3, the party discovering such breach shall give prompt written notice to such other Person; provided, that the Indenture Trustee shall have no duty to inquire or to investigate the breach of any such representations and warranties. The Originators and the Unaffiliated Seller will be obligated to repurchase a Subsequent Mortgage Loan which breaches a representation or warranty in accordance with the provisions of Section 4.02 of the Sale and Servicing Agreement or to indemnify as described in Section 3.05(g) of the Unaffiliated Seller's Agreement. Such repurchase and indemnification obligation of the Originators and the Unaffiliated Seller shall constitute the sole remedy against the Originators and the Unaffiliated Seller, and the Trust for such breach available to the Servicer, the Trust, the Owner Trustee, the Indenture Trustee, the Note Insurer and the Noteholders.

         Section 5. Amendment. This Subsequent Contribution Agreement
                    ---------
may be amended from time to time by the Depositor and the Trust only with the prior written consent of the Note Insurer (or, in the event of a Note Insurer Default, the Majority Holders).

         Section 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS
                    -----------------------------------
SUBSEQUENT CONTRIBUTION AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 5 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSEQUENT CONTRIBUTION AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

        Section 7. Counterparts. This Subsequent Contribution Agreement may be
                   ------------
executed in counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8.  Binding Effect; Third-Party Beneficiaries. This
                     -----------------------------------------
Subsequent Contribution Agreement will inure to the benefit of and be binding upon the parties hereto, the Note Insurer, the Noteholders, and their respective successors and permitted assigns.

        Section 9. Headings. The headings herein are for purposes of reference
                   --------
only and shall not otherwise affect the meaning or interpretation of any provision hereof.

        Section 10. Exhibits. The exhibits attached hereto and referred to
                    --------
herein shall constitute a part of this Subsequent Contribution Agreement and are incorporated into this Subsequent Contribution Agreement for all purposes.

         Section 11. Intent of the Parties; Security Agreement. The
                     -----------------------------------------
Depositor and the Trust intend that the conveyance of all right, title and interest in and to the Subsequent Mortgage Loans and related assets described above by the Depositor to the Trust pursuant to this Subsequent Contribution Agreement shall be, and be construed as, a sale of the Subsequent Mortgage Loans from the Depositor to the Trust. It is, further, not intended that such conveyances be deemed to be pledges of the Subsequent Mortgage Loans by the Depositor to the Trust to secure a debt or other obligation of the Depositor. However, in the event that the Subsequent Mortgage Loans are held to be property of the Depositor, or if for any reason this Subsequent Contribution Agreement is held or deemed to create a security interest in the Subsequent Mortgage Loans, then it is intended that: (a) this Subsequent Contribution Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Subsequent Contribution Agreement shall be deemed to be a grant by the Depositor to the Trust of a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in and to the Subsequent Mortgage Loans and related assets described above. The Depositor shall, to the extent consistent with this Subsequent Contribution Agreement, take such reasonable actions as may be necessary to ensure that, if this Subsequent Contribution Agreement were deemed to create a security interest in the Subsequent Mortgage Loans and the other property described above, such interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Subsequent Contribution Agreement.

         IN WITNESS WHEREOF, the Depositor and the Trust have caused this Subsequent Contribution Agreement to be duly executed by their respective officers as of the day and year first above written.

                                         ABFS MORTGAGE LOAN TRUST 1999-3

                                         By: FIRST UNION TRUST COMPANY,
                                             NATIONAL ASSOCIATION, not in its
                                             individual capacity, but solely as
                                             Owner Trustee


                                         By:  /s/ Edward L. Truitt, Jr.
                                              ---------------------------
                                              Name:  Edward L. Truitt, Jr.
                                              Title:  Vice President


                                         PRUDENTIAL SECURITIES SECURED
                                             FINANCING CORPORATION


                                         By:  /s/ Evan J. Mitchell
                                             ----------------------
                                             Name:  Evan J. Mitchell
                                             Title: